UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 3, 2009

LHC GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	8082	71-0918189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 West Pinhook Rd., Suite A
Lafayette, LA 70503
 (Address of Principal Executive Offices, including Zip Code)

(337) 233-1307
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On August 3, 2009, LHC Group, Inc. (the “Company”), one of the largest providers of home health services in the United States, announced that it has expanded its footprint in the Certificate of Need (CON) states of Washington and Alabama.  Neither transaction is expected to add materially to LHC Group’s earnings in 2009.

The Company has entered into a home health business relationship with Northeast Washington Health Programs Association to provide home health services in Chewelah, Washington, and the surrounding area.  The service area, which covers four counties in the CON state of Washington, has an estimated population of approximately 506,000, with almost 13 percent over the age of 65.  Net revenue for the Chewelah, Washington agency during the most recent 12 months was approximately $2.5 million.

The Company also announced that it has entered into a home health joint venture with Coosa Valley Medical Center to provide home health services in Sylacauga, Alabama, and the surrounding area.  The service area, which covers seven counties in the CON state of Alabama, has an estimated population of approximately 482,000, with almost 13 percent over the age of 65.  Net revenue for the Sylacauga, Alabama agency during the most recent 12 months was approximately $1.1 million.

Certain matters discussed in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements about the impact of the two acquisitions on LHC Group’s earnings.  Forward-looking statements involve a number of risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements, including changes in reimbursement, changes in government regulations, changes in relationships with referral sources, increased competition for LHC Group’s services, increased competition for joint venture and acquisition candidates, changes in the interpretation of government regulations, and other risks set forth in Item 1A. Risk Factors in LHC Group’s Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission.  LHC Group undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d)       Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated August 3, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LHC GROUP, INC.

		By:	/s/ Peter J. Roman
Peter J. Roman
Executive Vice President and Chief
Financial Officer

Dated:	August 3, 2009

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated August 3, 2009.